EXHIBIT 10.24
                           FIRST AMENDMENT
                                  TO
                     PLEDGE AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this
"Amendment") is made and entered into as of the 9th day of March, 2001, by and among JAMES E. ACRIDGE ("Acridge") and PINNACLE RODEO, L.L.C., an Arizona limited liability company ("Rodeo"), as pledgor
(collectively, "Pledgor"), and GIANT INDUSTRIES, INC., a Delaware corporation, as pledgee ("Giant").

                               RECITALS

     A. Under the Agreement, dated as of September 17, 1998, by and between Acridge and Giant, as modified by the Modification Agreement, dated as of December 23, 1998, by and between Acridge and Giant, as modified by the Amended and Restated Loan Agreement, dated as of March 20, 2000, by and between Acridge and Giant, as modified, Giant agreed to make a loan to Acridge in the principal amount of $5,000,000.00 (the "Loan").

     B. The Loan is secured by the collateral described in the Pledge and Security Agreement (the "Pledge Agreement"), dated as of March 10, 2000, by and between Pledgor and Giant.

     C. The following financing statements were executed in connection with the Loan (collectively, the "Financing Statements"):

          (i) Financing Statement on Form UCC-1, dated March 10, 2000, executed by Acridge, as debtor, in favor of Giant, as secured party, filed on March 23, 2000, with the Office of the Secretary of State of the State of Arizona, at File No. 01109454.

          (ii) Financing Statement on Form UCC-1, dated March 10, 2000, executed by Rodeo, as debtor, in favor of Giant, as secured party, filed on March 23, 2000, with the Office of the Secretary of State of the State of Arizona, at File No. 01109455.

     D. Giant and Acridge, as Trustee for and on behalf of the Acridge Family Trust (the "Acridge Trust"), entered into a Purchase Agreement, dated January 26, 2001, as amended (the "Purchase Agreement"), with respect to the sale by the Acridge Trust to Giant of a parcel of land containing approximately 40 acres located at 9540 East Jomax Road in the City of Scottsdale, Arizona (the "Property").

     E. Concurrently with the execution of this Amendment, the Acridge Trust and Giant are entering into a Third Amendment to Purchase Agreement (the "Purchase Agreement Modification"), wherein, among other things, Giant will increase the Deposit (as defined in the Purchase Agreement) by an additional $450,000 (the "Additional Obligation").

     F. Pledgor and Giant now wish to amend the Pledge Agreement as hereinafter provided.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             AGREEMENT

     1. Accuracy of Recitals. Acridge and Rodeo hereby acknowledge that the Recitals set forth above are true, accurate and correct, and are incorporated herein by this reference.

     2.   Security Documents.  This Amendment, the Financing
Statements, all documents executed in connection with this Amendment, and the Pledge Agreement are hereinafter collectively referred to as the "Security Documents".

     3. Additional Obligations. The parties hereby agree that the Obligations, as defined in the Pledge Agreement, shall include the Additional Obligation, which shall be secured by the Pledge Agreement. Furthermore, Giant shall have all of the remedies available to it under the Pledge Agreement, including without limitation Section 6 of the Pledge Agreement, in the event (i) the transactions contemplated under the Purchase Agreement are not consummated and the Additional Obligation is not repaid to Giant, or (ii) the transactions contemplated under the Purchase Agreement are consummated and (a) the Deposit (as defined in the Purchase Agreement), along with the indebtedness secured by the first deed of trust covering the Property, exceeds the Sales Price (as defined in the Purchase Agreement) (the "Surplus Payment"), and (b) the Surplus Payment is not immediately repaid to Giant. For purposes of this Section, in the event there is a Surplus Payment, the Additional Obligation shall be deemed to be a part of the Surplus Payment.

     4. Acknowledgments of Pledgor. Each Pledgor hereby acknowledges and agrees that:

          a. No Defenses. Pledgor reaffirms all of its obligations under the Security Documents, and Pledgor has no claim, defense, offset or counterclaim with respect to the performance of Pledgor's obligations under the Security Documents.

          b. No Breach By Giant. Giant has not breached any duty to Pledgor in connection with the Security Documents, and Giant has fully performed all obligations it may have had or now has to Pledgor.

          c. No Waiver. Except as specifically provided herein, by entering into this Amendment, Giant does not waive any existing event of default or default or any event of default or default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between or among any of the parties hereto.

          d. No Future Obligations. Giant has no obligation to further modify the Security Documents.

          e. No Third Parties Benefited. This Amendment is made and entered into for the sole protection and benefit of Giant and Pledgor and their permitted successors and assigns. No other persons or entities shall have any right of action under this Amendment.

          f. Informed Consent to Agreement. Pledgor acknowledges that it has thoroughly read and reviewed the terms and provisions of this Amendment and is familiar with the same, that the terms and provisions contained herein are clearly understood by it and have been fully and unconditionally consented to by it, and that Pledgor's execution of this Amendment is done freely, voluntarily, with full knowledge and without duress, and that in executing this Amendment, Pledgor is relying on no other representations either written or oral, express or implied, made to Pledgor by any other party hereto, and that the consideration received by Pledgor hereunder has been actual and adequate. Pledgor further acknowledges that it has been advised, and has been given the reasonable opportunity, to seek independent legal advice with respect to the subject matter of this Amendment, and Pledgor hereby represents to Giant that it has either sought and obtained such independent legal advice or that it hereby waives such advice.

     5. Reaffirmation of Obligations. The Additional Obligations are secured by the collateral described in the Pledge Agreement. Pledgor believes that it is in its best interest for Pledgor to enter into this Agreement with Giant. Pledgor hereby reaffirms the full force and effectiveness of the Pledge Agreement. Pledgor agrees that the Pledge Agreement continues to secure all of the Obligations, including the Additional Obligations. Pledgor represents that this Amendment and the other Security Documents are of substantial economic benefit to Pledgor and that its reaffirmation and consent is an essential part of the consideration to Giant to enter into this Amendment and the Purchase Agreement Modification. Pledgor hereby consents to the terms, conditions and provisions of this Amendment and the other Security Documents.

     6. Incorporation. This Amendment shall form a part of each Security Document, and all references to a given Security Document shall mean that document as hereby modified.

     7. No Prejudice; Reservation of Rights. This Amendment shall not prejudice any rights or remedies of Giant under the Security Documents. Giant reserves, without limitation, all rights that it has against any indemnitor, guarantor, or endorser of any of the Security Documents.

     8. No Impairment; Security. Except as specifically hereby amended, the Security Documents shall each remain unaffected by this Amendment and all such documents shall remain in full force and effect. Nothing contained in this Amendment shall annul, release or affect the lien, or priority of the lien of any of the Security Documents.
Nothing contained herein shall be deemed a waiver of or limit any of the rights and remedies that Giant may have against Pledgor or of any of Giant's rights and remedies arising out of the Security Documents, and Giant specifically reserves, and shall have, all rights and remedies available to Giant under the law or as provided in the Security Documents, as modified by this Amendment.

     9.   Integration.  The Security Documents, including this
Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Security Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any other agreement or instrument, including any of the other Security Documents, the terms, conditions and provisions of this Amendment shall prevail. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

     10. Severability. If any provision of this Amendment or the other Security Documents is invalid or unenforceable, the other provisions of this Amendment or the other Security Documents shall remain in full force and effect and shall be liberally construed in favor of Giant in order to effectuate the other provisions of this Amendment or the other Security Documents.

     11.   Governing Law.  This Amendment and the other Security
Documents shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

     12. Time is of the Essence. Time is of the essence of this Amendment and the other Security Documents.

     13. Further Performance. Pledgor whenever and as often as it shall be requested by Giant, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered such further instruments and documents and to do any and all things as may be requested in order to carry out the intent and purpose of this Amendment and the other Security Documents.

     14. Survival. All indemnities, warranties, representations, and covenants made by Pledgor in this Amendment or the other Security Documents, shall be considered to have been relied upon by Giant and will survive the making and repayment of the Loan and delivery to Giant of this Amendment.

     15.   No   Consent.  Except as specifically provided in this
Amendment, no express or implied consent to any further modifications involving any of the matters set forth in this Amendment or otherwise shall be inferred or implied by Giant's execution of this Amendment or any other action of Giant. Giant's execution of this Amendment shall not constitute a waiver, either express or implied, of the requirement that any further modification of the Security Documents shall require the express written approval of Giant.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


PLEDGOR:

Pinnacle Rodeo, L.L.C., an Arizona
limited liability company

By:  /s/ JAMES E. ACRIDGE
   --------------------------------
Name:  JAMES E. ACRIDGE
     ------------------------------
Its:   MEMBER
    -------------------------------

GIANT:

Giant Industries, Inc., a Delaware
corporation

By:  /s/ MARK B. COX
   --------------------------------
Name:  MARK B. COX
     ------------------------------
Its:   VP TREASURER
    -------------------------------


/s/ JAMES E. ACRIDGE
-----------------------------------
JAMES E. ACRIDGE



This Amendment is consented to by:

Pinnacle Rawhide, L.L.C., an Arizona
limited liability company

By: /s/ JAMES E. ACRIDGE
   --------------------------------
Name: James E. Acridge, sole member of
      Pinnacle Rodeo, L.L.C., its manager